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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 16, 1998

                         Commission file number 0-26980

                            ARV ASSISTED LIVING, INC.
             (Exact name of Registrant as specified in its charter)


                 CALIFORNIA                                  33-0160968
      (STATE OR OTHER JURISDICTION OF                     (I.R.S. EMPLOYER
       INCORPORATION OR ORGANIZATION)                    IDENTIFICATION NO.)

          245 FISCHER AVENUE, D-1
               COSTA MESA, CA                                   92626
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                    (ZIP CODE)



        REGISTRANTS TELEPHONE NUMBER, INCLUDING AREA CODE: (714) 751-7400


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS


PURCHASE AND SALE AGREEMENTS

As of February 12, 1998, ARV Assisted Living, Inc. ("ARV") entered into Purchase and Sale Agreements with The Hillsdale Group, L.P., a California limited partnership; 270 Center Associates, Limited Partnership, a California limited partnership; and TH Group, Inc., a California corporation, to purchase interests in thirteen (13) senior housing communities located in California, containing approximately 1,900 units, for approximately $88 million. The transaction is expected to occur in phases beginning April 16, 1998 through July 1998.

On April 16, 1998, the purchases of two communities, a general partnership interest and four management agreements were completed.

The following is a description of the closed transactions.

THE ACQUIRED COMMUNITIES

Golden Creek Inn

The Company acquired Golden Creek Inn from TH Group Inc., an unrelated third party, pursuant to a Purchase and Sale Agreement dated February 12, 1998, as amended. Golden Creek Inn is a 167-unit assisted living community located in Irvine, California.

Hillcrest Inn

The Company acquired Hillcrest Inn from 270 Center Associates, Limited Partnership, an unrelated third party, pursuant to a Purchase and Sale Agreement dated February 12, 1998, as amended. Hillcrest Inn is a 138-unit assisted living community located in Thousand Oaks, California.

THE ACQUIRED GENERAL PARTNERSHIP INTEREST

The Company acquired a 20 percent (20%) general partnership interest in WHW Associates, a California general partnership, pursuant to a Purchase and Sale Agreement dated February 12, 1998. WHW Associates is a general partner of Fifty Peninsula Partners, a California limited partnership, which owns Sterling Court, a 149-unit assisted living community located in San Mateo, California..

THE ACQUIRED MANAGEMENT CONTRACTS

The Company acquired the rights, title and interest as manager in four management agreements, from The Hillsdale Group, L.P. The management agreements acquired are for senior housing communities identified as follows: Sterling Court, a 149-unit assisted living community located in San Mateo, California; Palo Alto Commons, a 140-unit assisted living community located in Palo Alto, California; San Carlos Retirement Center, an 85-unit assisted living community located in San Carlos, California; and The Altenheim, a 210-unit assisted living community located in Oakland, California.

TERMS OF PURCHASE

The purchase prices of the assets acquired were as follows: Golden Creek Inn - $14.5 million; Hillcrest Inn - $27.5 million; general partnership interest - $1.2 million; and the management contracts - $1.325 million. A portion of the purchase price was paid from cash on hand with the balance consisting of mortgage financing assumed by the Company.

The Company believes that the purchase price negotiated with the Seller reflects the location, occupancy rates and the condition of the communities. Additionally, the Company believes that the location of the acquired and managed communities in relation to the Company's existing communities will provide opportunities to achieve management efficiencies and operational economies of scale.

The Company is confident that its experience in assisted living communities and its knowledge of the senior housing market, including the operation of fifty other assisted living communities, will enable it to achieve operating efficiencies while maintaining the occupancy rates at full market rent. Management believes that the acquisition of these communities will allow the Company to increase its competive advantages in California, where 30 of the 50 assisted living communities currently operated or managed are located.


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MORTGAGE FINANCING

Concurrent with the purchase, the Company assumed existing mortgage financing with an outstanding balance of $15.25 million secured by Golden Creek Inn and Hillcrest Inn (balances of $2.25 million and $13.0 million, respectively). The loans bear interest at LIBOR plus 2.5% require monthly payments of interest only until August 1998 (Golden Creek Inn) and October 1998 (Hillcrest Inn). Thereafter, the loans require monthly payments of principal and interest based upon a 25-year amortization schedule. The outstanding balance of the loans plus all accrued and unpaid interest is due and payable in 2002.

SPECIAL RISKS

The success of the communities depends to a large extent on increasing gross revenues, holding or decreasing costs, and on the abilities of the on-site management teams which the Company assembles. Additionally, the success of this acquisition will depend in large part on the Company's ability to integrate the existing management and staff into the Company's operations. To achieve increased revenue and stable operating cost goals, policies used by the former owners may need to be altered. This could result in short term resident dissatisfaction and/or relocation. Moreover, given that the communities are not newly constructed, unforeseen circumstances could necessitate major renovation or more refurbishing than originally planned. The relatively low vacancy rates enjoyed throughout the primary market may induce other operators to create new, competitive facilities.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


(a)     Financial Statements

        All financial statements and pro forma financial statements required pursuant to Rule 3-14 of Regulation S-X with respect to the Registrants acquisitions will be filed within 60 days of this report.

(b)     Exhibits

        Number               Exhibit
        ------               -------

         10.1                Purchase and Sale Agreement by and between 270
                             Center Associates, Limited Partnership and ARV
                             Assisted Living, Inc. dated as of February 12,
                             1998.

         10.2                Amendment to Purchase and Sale Agreement by and
                             between 270 Center Associated, Limited Partnership
                             and ARV Assisted Living, Inc. dated as of March 2,
                             1998

         10.3 Second Amendment to Purchase and Sale Agreement by and between 270 Center Associated, Limited
                             Partnership and ARV Assisted Living, Inc. dated as of April 10, 1998

         10.4                Purchase and Sale Agreement by and between TH
                             Group, Inc. and ARV Assisted Living, Inc. dated as of February 12, 1998.

         10.5 Amendment to Purchase and Sale Agreement by and between TH Group, Inc. and ARV Assisted Living,
                             Inc. dated as of March 2, 1998

         10.6 Second Amendment to Purchase and Sale Agreement by and between TH Group, Inc. and ARV Assisted Living,
                             Inc. dated as of April 10, 1998

         10.7                Purchase and Sale Agreement by and between The
                             Hillsdale Group, LP and ARV Assisted Living, Inc.
                             dated as of February 12, 1998.

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

         10.8 Amendment to Purchase and Sale Agreement by and between The Hillsdale Group, LP and ARV Assisted
                             Living, Inc. dated as of March 2, 1998

         10.9 Second Amendment to Purchase and Sale Agreement by and between The Hillsdale Group, LP and ARV
                             Assisted Living, Inc. dated as of April 6, 1998


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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ARV Assisted Living, Inc.


 By:           /s/ Sheila M. Muldoon
    ----------------------------------------------------
               Sheila M. Muldoon
               Senior Vice President and General Counsel
               (Duly authorized officer)

Date:  May 8, 1998





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